EXECUTION COPY

                          REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement ("Agreement") is entered into this ___ day of _______ 2000, by and among Authoriszor Inc., a Delaware corporation (the "Company") and Beeson Gregory Limited, a company registered in England and Wales ("BG").

         WHEREAS, The Company has agreed to issue and sell to purchasers arranged by BG upon the terms set forth in a placing agreement dated the date hereof (the "Placing Agreement"), 2,727,273 shares (the "Securities") of common stock, par value $.01 per share, of the Company ("Common Stock") (such transaction being referred to as the Initia1 Placement"); and

         WHEREAS, As an inducement to BG to enter into the Placing Agreement and in satisfaction of a condition to its obligations thereunder, the Company agrees with BG, (i) for BG's benefit and the benefit of any subsequent successors or assigns of BG and (ii) for the benefit of the holders from time to time of the Securities (including BG) (each of the foregoing a "Holder" and together the "Holders"), to grant certain registration rights and to assume certain obligations as contained in this Agreement; and

         THEREFORE, in light of the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows.

1. Definitions. Capitalized terms used herein without definition shall have their respective meanings set forth in the Purchase Agreement. As used in this Agreement, the following capitalized defined terms shall have the following meanings:

         "Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

         "Affiliate" of any specified person means any other person which, directly or indirectly, controls, is controlled by, or is under common control with, such specified person. For purposes of this

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         definition, control of a person means the power, direct or indirect, to direct or cause the direction of the management and policies of such person whether by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Closing Date" means the date on which the Securities are first issued and sold by the Company.

         "Commission" means the United States Securities and Exchange Commission


         "Demand Registration Period" has the meaning set forth in Section 3(c).

         "Demand Registration Statement" means a registration statement of the Company on an appropriate form other than a Shelf Registration Statement pursuant to the provisions of Section 3 hereof which registers the offer and sale of some or all of the Securities in an underwritten public offering thereof on an appropriate form, including amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

         "Final Memorandum" has the meaning set forth in the Placing Agreement.

         "Holder" has the meaning set forth in the preamble.

         "Holders, Counsel" has the meaning set forth in Section 5.

         "Initial Placement" has the meaning set forth in the preamble hereto.

         "Majority Holders" means the Holders of a majority of the total number of Securities registered under a Registration Statement.

         "Managing Underwriters" means the investment banker or investment bankers and manager or managers that shall administer an underwritten offering.

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         "Prospectus"   means  the  prospectus   included  in  any  Registration
         Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the
         Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Securities
         covered  by  such  Registration  Statement,   and  all  amendments  and
         supplements to the Prospectus, including post-effective amendments.

         "Registrable Securities" means all shares of Common Stock owned by the Holders, including the Securities; provided, however, that each share of Common Stock shall cease to be a Registrable Security when (i) its offer and sale has been effectively registered under the Securities Act and it has been disposed of in accordance with the Registration Statement covering it; (ii) it is distributed to the public pursuant to Rule 144 promulgated under the Securities Act (or any similar provisions then in force) under the Securities Act or otherwise if, as a result of or following any sale referred to in this clause (ii), no restriction on transfer exists under the Securities Act with respect to such shares or (iii) it is eligible for resale under Rule 144 promulgated under the Securities Act (or other similar provisions then in force under the Securities Act) and the aggregate number of shares of Common Stock held by the holder thereof constitutes less than 1% of the total number of shares of Common Stock then outstanding; provided further, that for purposes of this definition "Common Stock" shall include all shares of capital stock convertible into, exercisable for or exchangeable into Common Stock.

         "Registration Statement" means any Reoffer Registration Statement, Demand Registration Statement or Shelf Registration Statement on an appropriate form that covers any of the Securities pursuant to the provisions of this Agreement, amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

         "Reoffer Registration Period" means the period during which the Reoffer Registration Statement is effective, exclusive of any period during which any stop order shall be in effect suspending the effectiveness of the Reoffer Registration Statement.

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         "Reoffer Registration  Statement" means a registration statement of the
         Company on an appropriate form under the Act with respect to the offer and sale of the Securities by the Holders, all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

         "Securities" has the meaning set forth in the preamble.

         "Shelf Registration" means a registration effected pursuant to Section 3 hereof.

         "Shelf Registration Period" has the meaning set forth in Section 3(b) hereof.

         "Shelf Registration Statement" means a "shelf" registration statement of the Company pursuant to the provisions of Section 3 hereof which covers some or all of the Securities on an appropriate form under Rule 415 promulgated under the Act, or any similar rule that may be adopted by the Commission, amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

         "underwriter" means any underwriter of Securities in connection with an offering thereof.


2.       Reoffer Registration Statement.

(a) The Company shall prepare and shall file with the Commission as soon as reasonably practicable, but in any event, not later than that date which is thirty (30) calendar days after the Closing Date, the Reoffer Registration Statement with respect to the offer and sale of the Securities by the Holders thereof on such date from time to time, in brokerage transactions, over a stock exchange, utilising the facilities of an inter-dealer quotation system, in an underwritten offering or in privately negotiated off-market transactions. The Company shall cause the Reoffer Registration Statement to become effective under the Act not later than that date which is sixty (60) days after the Reoffer Registration Statement is filed; provided that if BG determines, such determination to be made reasonably, that the

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     Company is acting in good faith to cause the Reoffer Registration Statement to be declared effective such date will be extended to 90 days after filing thereof.

(b) The Company shall use its best efforts to keep the Reoffer Registration Statement continuously effective in order to permit the Prospectus forming part thereof to be usable by Holders for a period of two years from the date the Reoffer Registration Statement is declared effective by the Commission. The Company shall be deemed not to have used its best efforts to keep the Reoffer Registration Statement effective during the requisite period if it voluntarily takes any action that would result in Holders of securities covered thereby not being able to offer and sell such securities during that period, unless (i) such action is required by applicable law or
     (ii) such action is taken by the Company in good faith and for valid business reasons (not including avoidance of the Company's obligations hereunder), including, without limitation, the acquisition or divestiture of assets, so long as the Company promptly thereafter complies with the requirements of Section 4(k) hereof, if applicable.


3. Demand Registration and Shelf Registration. If, (i) for any reason the Reoffer Registration Statement is not filed with the Commission or the Reoffer Registration Statement is not declared effective, in each instance, within the time periods prescribed in Section 2(a) or (iii) the Reoffer Registration Statement ceases to be effective so that the Prospectus contained therein is not usable by the Holders for offers and sales of the Securities during the time period prescribed in Section 2(b); or (iii) any of the Securities remain Registrable Securities following the Reoffer Registration Period, then if any Holder so requests with respect to Securities which remain Registrable Securities the following will apply:

         (a) The Company shall as promptly as practicable (but in no event not more than 30 days after so requested by any Holder pursuant to this Section 3) file with the Commission and thereafter shall use its best efforts to cause to be declared effective under the Act, at the election of the Holder so requesting, a Demand Registration Statement or a Shelf
                  Registration Statement relating to the offer and sale of the Securities or any other Registrable Securities by the requesting Holder from time to time in accordance with the

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                  methods of  distribution  elected by such Holder and set forth in such Demand Registration Statement or Shelf Registration Statement; provided, that if permitted under the Act and by the Commission, the Company may file a pre or post effective amendment or supplement to the Reoffer Registration Statement if such action would completely fulfil its obligations under this Section 3.

(b) The Company shall use its best efforts to keep the Shelf Registration Statement continuously effective in order to permit the Prospectus forming part thereof to be usable by Holders for a period of two years from the date the Shelf Registration Statement is declared effective by the Commission or such shorter period that will terminate when all the Securities or any other Registrable Securities covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement (in any such case, such period being called the "Shelf Registration Period"). The Company shall be deemed not to have used its best efforts to keep the Shelf Registration Statement effective during the requisite period if it voluntarily takes any action that would result in Holders of securities covered thereby not being able to offer and sell such securities during that period, unless (i) such action is required by applicable law or (ii) such action is taken by the Company in good faith and for valid business reasons (not including avoidance of the Company's obligations hereunder), including, without limitation, the acquisition or divestiture of assets, so long as the Company promptly thereafter complies with the requirements of Section 4(k) hereof, if applicable.

(c) The Company shall use its best efforts to keep the Demand Registration Statement continuously effective in order to permit the Prospectus forming part thereof to be usable by Holders until all the Securities or any other Registrable Securities covered by the Demand Registration Statement have been sold pursuant to the Demand Registration Statement (in any such case, such period being called the "Demand Registration Period"). The Company shall be deemed not to have used its best efforts to keep the Demand Registration Statement effective during the requisite period if it voluntarily takes any action that would result in Holders of securities covered thereby not being able to offer and sell

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     such securities  during that period,  unless (i) such action is required by applicable law or (ii) such action is taken by the Company in good faith and for valid business reasons (not including avoidance of the Company's obligations hereunder), including, without limitation, the acquisition or divestiture of assets, so long as the Company promptly thereafter complies with the requirements of Section 4(k) hereof, if applicable.

4. Registration Procedures. In connection with any Shelf Registration Statement and, to the extent applicable, any Reoffer Registration Statement and any Demand Registration Statement, the following provisions shall apply:

         (a) The Company shall furnish to BG and any applicable Holder, prior to the filing thereof with the Commission, a copy of any Registration Statement, and each amendment thereof and each amendment or supplement, if any, to the Prospectus included therein and shall use its best efforts to reflect in each such document, when so filed with the Commission, such comments as BG or the Majority Holders may reasonably and timely propose.

(b) The Company shall ensure that (i) any Registration Statement and any amendment thereto and any Prospectus forming part thereof and any amendment or supplement thereto complies in all material respects with the Act and the rules and regulations thereunder, (ii) any Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any Prospectus forming part of any Registration Statement, and any amendment or supplement to such Prospectus, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading.

(c) (1) The Company shall advise BG and the Holders of securities covered thereby, and, if requested by BG or any such Holder, confirm such advice in writing:

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(i)  when a Registration Statement and any amendment thereto has been filed with the Commission and when the Registration Statement or any post-effective amendment thereto has become effective; and

(ii) of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus included therein or for additional information.

(2) The Company shall advise BG and the Holders of securities covered thereby, and if requested by your or such Holder, confirm such advice in writing:

(i) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose;

(ii) of the receipt by the Company of any notification with respect to the suspension of the qualification of the securities included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

(iii)of the happening of any event that requires the making of any changes in the Registration Statement or the Prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading (which advice shall be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made).

(d) The Company shall use its best efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement at the earliest possible time.

(e) The Company shall furnish to each Holder of securities included within the coverage of any Reoffer Registration Statement or Shelf Registration Statement, without charge, at least one copy of such Registration Statement and any post-effective amendment thereto, including

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     financial  statements  and  schedules,  and,  if the Holder so  requests in writing, any documents incorporated by reference therein and all exhibits (including those incorporated by reference therein).

(f) The Company shall, during the Reoffer Registration Period and the Shelf Registration Period, deliver to each Holder of securities included within the coverage of any Reoffer Registration Statement or Shelf Registration Statement, without charge, as many copies of the Prospectus (including each preliminary Prospectus) included in such Registration Statement and any amendment or supplement thereto as such Holder may request; and the Company consents to the use of the Prospectus or any amendment or supplement thereto by each of the Holders selling securities in connection with the offer and sale of the securities covered by the Prospectus or any amendment or supplement thereto.

(g) The Company shall furnish to each Holder of securities included within the coverage of any Demand Registration Statement and to the Managing Underwriter, without charge, at least one copy of such Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Holder so requests in writing, any documents incorporated by reference therein and all exhibits (including those incorporated by reference therein).

(h) The Company shall furnish to each Holder of securities included within the coverage of any Demand Registration Statement and to the Managing Underwriter, without charge, as many copies of the Prospectus (including each preliminary Prospectus) included in such Registration Statement and any amendment or supplement thereto as such Holder or underwriter may request; and the Company consents to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders of securities or underwriter in connection with the offer and sale of the securities covered by the Prospectus or any amendment or supplement thereto.

(i) Prior to any offering of securities pursuant to any Registration Statement, the Company shall register or qualify or co-operate with the Holders of securities included therein and

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     Holders'  Counsel in connection with the  registration or  qualification of such securities for offer and sale under the securities or blue sky laws of such jurisdictions as any such Holder reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the offer
     and  sale  in  such   jurisdictions  of  the  securities  covered  by  such
     Registration Statement; provided, however, that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process or to taxation in any such jurisdiction where it is not then so subject.

(j) The Company shall co-operate with the Holders of Securities to facilitate the timely preparation and delivery of certificates representing Securities to be sold pursuant to any Registration Statement free of any restrictive legends and in such denominations and registered in such names as Holders may request prior to sales of securities pursuant to such Registration Statement.

(k) Upon the occurrence of any event contemplated by paragraph 2(b), 3(b) or 4(c)(2)(iii) above, the Company shall promptly prepare a post-effective amendment to any Registration Statement or an amendment or supplement to the related Prospectus or file any other required document so that, as thereafter delivered to purchasers of the securities included therein, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(1) Not later than the effective date of any such Registration Statement hereunder, the Company shall provide a CUSIP number for the Securities, as the case may be, registered under such Registration Statement, and provide printed certificates for such Securities, in a form, if requested by the applicable Holder or Holder's Counsel, eligible for deposit with The Depository Trust Company.

(m) The Company shall use its best efforts to comply with all applicable rules and regulations of the Commission to the extent and so long as they are applicable to the Reoffer

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     Registration  Statement,  any Demand  Registration  Statement  or any Shelf
     Registration Statement or the transactions contemplated thereby and will make generally available to its security holders a consolidated earnings statement (which need not be audited) covering a twelve-month period commencing after the effective date of any Registration Statement and ending not later than 15 months thereafter, as soon as practicable after the end of such period, which consolidated earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act.

(n)  Each  Holder  of  Registrable   Securities  to  be  sold  pursuant  to  any
     Registration Statement shall furnish to the Company such information regarding such Holder and the distribution of such securities as the Company may from time to time reasonably require for inclusion in such Registration Statement (and shall promptly correct any information previously furnished if the inclusion of such information in such Registration Statement would be materially misleading), and the Company may exclude from such Registration Statement the Securities of any Holder that fails to furnish such information after receiving a request therefor.

(o) The Company shall, if requested, promptly incorporate in a Prospectus supplement or post-effective amendment to a Registration Statement, such information as the Managing Underwriter, if applicable, and the Majority Holders agree should be included therein and shall make all required filings of such Prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment.

(p) In the case of any Registration Statement, the Company shall enter into such agreements and take all other appropriate actions in order to expedite or facilitate the registration or the disposition of the Securities, and in connection therewith, if an underwriting agreement is entered into, cause the same to contain indemnification provisions and procedures no less favourable than those set forth in Section 6 hereof (or such other provisions and procedures acceptable to the Majority Holders and the Managing Underwriters, if any),

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     with respect to all parties to be indemnified  pursuant to Section 6 hereof from Holders of Securities to the Company.

(q) In the case of any Shelf Registration Statement or Demand Registration Statement, the Company shall (i) make reasonably available for inspection by the Holders of securities to be registered thereunder, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney, accountant or other agent retained by the Holders or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries;
     (ii) cause the Company's officers, directors and employees to supply all relevant information reasonably requested by the Holders or any such underwriter, attorney, accountant or other agent in connection with any such Registration Statement as is customary for similar due diligence examinations; provided , however, that any information that is designated in writing by the Company, in good faith, as confidential at the time of delivery of such information shall be kept confidential by the Holders or any such underwriter, attorney, accountant or other agent, unless such disclosure is made in connection with a court proceeding or required by law, or such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality; (iii) make such representations and warranties to the Holders of securities registered thereunder and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings; (iv) obtain opinions of counsel to the Company (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Managing Underwriters, or if there is no Managing Underwriter, the Majority Holders) addressed to each selling Holder and the underwriters, if any, covering such matters as are customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Holders and underwriters; (v) obtain "cold comfort" letters (or, in the case of any person that does not satisfy the conditions for receipt of a "cold comfort" letter specified in Statement on Auditing Standards No. 72, an "agreed-upon procedures letter") and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of

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     any  subsidiary  of the Company or of any business  acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each selling Holder of securities registered thereunder and the underwriters, if any, in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with primary underwritten offerings; and (vi) deliver such documents and certificates as may be reasonably requested by the Majority Holders and the Managing Underwriters, if any, including those to evidence compliance with Section 4(k) and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company. The foregoing actions set forth in clauses (iii), (iv), (v) and (vi) of this Section 4(q) shall be performed at (A) the effective date of such Registration Statement and each
     post-effective   amendment   thereto  and  (B)  each   closing   under  any
     underwriting or similar agreement as and to the extent required thereunder.

(r) In the case of the Reoffer Registration Statement, the Company shall (i) make reasonably available for inspection by each Holder, and any attorney, accountant or other agent retained by such Holder, all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries; (ii) cause the Company's officers, directors and employees to supply all relevant information reasonably requested by such Holder or any such attorney, accountant or other agent in connection with the Reoffer Registration Statement as is customary for similar due diligence examinations; provided, however, that any information that is designated in writing by the Company, in good faith, as confidential at the time of delivery of such information shall be kept confidential by such Holder or any such attorney, accountant or other agent, unless such disclosure is made in connection with a court proceeding or required by law, or such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality; (iii) make such representations and warranties to the Holders, in form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings; (iv) obtain opinions of counsel to the Company, which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Majority Holders and their counsel, addressed to all Holders, covering such matters as are customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by the Majority Holders or their counsel; (v) obtain "cold comfort" letters and updates thereof front the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to the Holders, in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with primary underwritten offerings, or if requested by the Majority Holders or their counsel in lieu of a "cold comfort" letter, an agreed-upon procedures letter under Statement on Auditing Standards No. 35, covering matters requested by the Majority Holders or their counsel; and
     (vi) deliver such documents and certificates as may be reasonably requested by the Majority Holders or their counsel, including those to evidence compliance with Section 4(k) and with conditions customarily contained in underwriting agreements. The foregoing actions set forth in clauses (iii),
     (iv), (v), and (vi) of this Section 4(r) shall be performed at the effective date of the Reoffer Registration Statement and the effective date of any post-effective amendment to the Reoffer Registration Statement.

5. Registration Expenses. The Company shall bear all expenses incurred in connection with the performance of its obligations under Sections 2, 3 and 4 hereof and, in the event of the Reoffer Registration Statement and any Shelf Registration Statement or Demand Registration Statement, will reimburse the Holders for the reasonable fees and disbursements of one firm or counsel (in addition to one local counsel in each relevant jurisdiction) designated by the Majority Holders to act as counsel for Holders in connection therewith ("Holders' Counsel") up to $20,000.

6.   Indemnification and Contribution.

(a) In connection with any Registration Statement, the Company, jointly and severally, agree to indemnify and hold harmless each Holder of securities covered thereby, the directors, officers, employees and agents of each such Holder and each other person, if any, who

(1)  controls  any such  Holder  within  the  meaning  of  Section 15 the Act or
     Section 20 of the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement as originally filed or in any amendment thereof, or in any preliminary Prospectus or Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that (i) the Company will not be liable in any case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any such Holder specifically for inclusion therein and (ii) the Company shall not be liable to any indemnified party under this indemnity agreement with respect to the Registration Statement or Prospectus to the extent that any such loss, claim, damage or liability of such indemnified party results solely from an untrue statement of a material fact contained in, or the omission of a material fact from, the Registration Statement or Prospectus which untrue statement or omission was corrected in an amended or supplemented Registration Statement or Prospectus, if the person alleging such loss, claim, damage or liability was not sent or given, at or prior to the written confirmation of such sale, a copy of the amended or supplemented Registration Statement or Prospectus if the Company had previously furnished copies thereof to such indemnified party and if delivery of a prospectus is required by the Act and was not so made. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

(b) Each Holder of securities covered by a Registration Statement severally but not jointly agrees to indemnify and hold harmless (i) the Company (ii) each of the Company's directors, (iii) each of the Company's officers who signs such Registration Statement and (iv) each other person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to each such Holder, but only with reference to written information relating to such Holder furnished to the Company by or on behalf of such Holder specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any such Holder may otherwise have.

(c) Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 6, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party
     (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defences and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint as counsel one firm of attorneys of the indemnifying party's choice at the indemnifying party's expense, which counsel, together with one local counsel in each jurisdiction, shall act on behalf of all the indemnified parties in any action for which indemnification is sought (in which case the indemni-fying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indem-nified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel (and local counsel) if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defences available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

(d)  In the event that the  indemnity  provided in paragraph  (a) or (b) of this
     Section 6 is unavailable to or insufficient to hold harmless an indemnified party for any reason, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall have a joint and several obligation to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which such indemnified party may be subject in such proportion as is appropriate to reflect the relative benefits received

(1) by such indemnifying party, on the one hand, and such indemnified party, on the other hand, from the Initial Placement and the Registration Statement which resulted in such Losses; provided, however, that in no case shall any Purchaser or any subsequent Holder of any Security be responsible, in the aggregate, for any amount in excess of the purchase discount or commission applicable to such Security as set forth on the cover page of the Final Memorandum, nor shall any underwriter be responsible for any amount in excess of the underwriting discount or commission applicable to the securities purchased by such underwriter under the Registration Statement which resulted in such Losses. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the indemnifying party and the indemnified party shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of such indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the Initial Placement (before deducting expenses) as set forth on the cover page of the Final Memorandum. Benefits received by BGs shall be deemed to be equal to the total purchase discounts and commissions as set forth on the cover page of the Final Memorandum, and benefits received by any other Holders shall be deemed to be equal to the value of receiving Securities registered under the Act. Benefits received by any underwriter shall be deemed to be equal to the total underwriting discounts and commissions, as set forth on the cover page of the Prospectus forming a part of the Registration Statement which resulted in such Losses. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the indemnifying party, on the one hand, or by the indemnified party, on the other hand. The parties agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to

(1) contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 6, each person who controls a Holder within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of such Holder shall have the same rights to contribution as such Holder, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

(e) The provisions of this Section 6 will remain in full force and effect, regardless of any investigation made by or on behalf of any Holder, the Company or any of the officers, directors or controlling persons referred to in Section 6 hereof, and will survive the sale by a Holder of securities covered by a Registration Statement.

7.   Miscellaneous.


(a) No Inconsistent Agreements. The Company has not, as of the date hereof, entered into, nor shall it, on or after the date hereof, enter into, any agreement with respect to its securities that is inconsistent with the rights granted to the Holders herein or otherwise conflicts with the provisions hereof.

(b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of the Holders of at least a majority of the then outstanding Securities; provide that, with respect to any matter that directly or indirectly affects the rights of any Holder hereunder, the Company shall obtain the written consent of each such Holder against which such amendment, qualification, supplement, waiver or consent is to be effective. Notwithstanding the foregoing (except the foregoing proviso), a waiver or consent to departure from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose securities are being sold pursuant to a

     Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by the Majority Holders, determined on the basis of securities being sold rather than registered under such Registration Statement.

(c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, fax or air courier guaranteeing overnight delivery:

(1) if to a Holder, at the most current address given by such holder to the Company in accordance with the provisions of this Section 7(c), which address initially is, with respect to each Holder, the address of such Holder maintained by the Company's registrar, with a copy in like manner to Beeson Gregory Limited;

(2) if to BG, initially at the respective addresses set forth in the Placing Agreement; and

(3) if to the Company, initially at its address set forth in the Placing Agreement.

     All such notices and communications shall be have been duly given when received. BGs or the Company by notice to the other may designate additional or different addresses for subsequent notices or communications.

(d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including, without the need for an express assignment or any consent by the Company thereto, subsequent Holders of Securities. The Company each hereby agrees to extend the benefits of this Agreement to any Holder of Securities and any such Holder may specifically enforce the provisions of this Agreement as if an original party hereto.

(e) Counterparts. This agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(f) Headings. The headings in this agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(g) Governing Law. This agreement shall be governed by and construed in accordance with the internal laws of the State of New York (without regard to the conflict of law provisions thereof).

(h) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances. is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

(i) Securities Held by the Company. etc. Whenever the consent or approval of Holders of a specified percentage of Securities is required hereunder, Securities, as applicable, held by the Company or its Affiliates (other than subsequent Holders of Securities if such subsequent Holder are deemed to be Affiliates solely by reason of their holdings of such Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

(j) Further Assurances. Each party shall cooperate and take such action as may be reasonably requested by another party in order to carry out the provisions and purposes of this Agreement and the transactions contemplated hereby.

(k) Remedies. In the event of a breach or a threatened breach by any party to this Agreement of its obligations under this Agreement, any party injured or to be injured by such breach, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement, it being agreed by the parties that the remedy at law, including monetary damages, for breach of such provision will be inadequate compensation for any loss and that any defence in any action for specific performance that a remedy at law would be adequate is waived.

(l) Company Repurchase. In the event that the Company fails to comply with any provision of this Agreement, the Company shall within 30 days after the date on which the Company was required to take any action or if such date is undeterminable, the date of the receipt by the Company of a demand from any Holder (in either case, the "Initial Date"), purchase from each Holder all Registrable Securities held by each respective Holder for a purchase price (the "Purchase Price") equal to the product of (a) the average Market Value Per Share during the period beginning on the Initial Date and ending on the date of payment of the Purchase Price multiplied by (b) the number of Registrable Securities held by such Holder. The Company shall also pay all reasonable costs (including all tranfer taxes, stamp duty or SDRT) and fees associated with such purchase by the Company. Payment of the Purchase Price shall be in immediately available funds. Each Holder may, in its sole discretion, waive its right, in whole or in part, to have the Company repurchase the Registrable Securities held by him and retain the ownership of such Registrable Securities. "Market Value Per Share" at any date shall be (i) the highest reported sale price on that date with respect to each type of security in question listed on an international securities exchange or admitted to unlisted trading privileges on such an exchange or, if applicable, (ii) the highest reported sale price on that date with respect to each type of security in question quoted on the National Association of Securities Dealers Automated Quotations System ("NASDAQ") or the European Association of Securities Dealers Automated Quotation System ("EASDAQ") or, if applicable, (iii) if no such sale is made on such day, the mean of the closing bid and asked prices for such day on such exchange or reported by NASDAQ or EASDAQ.

         IN WITNESS WHEREOF, the parties have set their hands hereto as of the date first above written.

AUTHORISZOR INC.

By:___________________

Name:________________

Title:_________________



BEESON GREGORY LIMITED

By:___________________

Name:________________

Title:_________________